EXHIBIT 10.5

PORTIONS OF THIS EXHIBIT MARKED BY AN (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

AMENDMENT TO THE

API ADDENDUM

This Amendment to the API Addendum (“Amendment”) is effective June 27, 2013 (“Amendment Effective Date”) and is by and between Travelport, LP, Travelport Global Distribution System, BV (collectively, “Travelport”) and Orbitz Worldwide, LLC (“Subscriber”).

WHEREAS, Travelport and Subscriber are parties to a Subscriber Services Agreement dated July 23, 2007, as previously amended (“Agreement”); and

WHEREAS, Travelport and Subscriber are parties to an API Addendum to the Agreement dated March 25, 2013 (“API Addendum”); and

WHEREAS, Travelport and Subscriber desire to amend the API Addendum to enable Orbitz for Business to code to the Travelport uAPI to access the content of (***) (“(***)”).

Travelport and Subscriber agree as follows:

1.	Definitions

Except as otherwise specified in this Amendment, capitalized terms in this Amendment will have the same meanings as used in the Agreement or API Addendum.

The defined term, “Purpose” in the API Addendum is expanded to include the (***) Use.

2.	(***) Use. The following is added to the API Addendum as a new paragraph:

“Subject to the limitations and restrictions imposed on Travelport and Subscriber by (***), Travelport shall make available to Orbitz for Business, its affiliates, corporate customers and channel partners all of (***)’s published fares, negotiated rates, web only fares, and ancillary products in the Travelport uAPI, which access will include without limitation Travelport’s provision of such functionality as search, display, book, cancel, refund and exchange functionality for such fares and products permitted by (***), through the Orbitz for Business portals, such as www.orbitzforbusiness.net and any derivative or successor sites approved by (***) (collectively, the “(***) Use”). Travelport will perform the development work required to provide Orbitz for Business with the above (***) fares, rates, ancillary products and functionality in a timely manner with a goal of having it complete by August 14, 2013, subject to delays caused by Orbitz or (***) and will, on an ongoing basis, use commercially reasonably efforts to make Releases available to Orbitz for Business in a timely manner, at all times acting in good faith, taking into consideration the importance to Orbitz for Business of being able to remain competitive in its offerings of (***) products and services relative those of its competitors. For purposes of the foregoing, a “Release” means any new update, upgrade, version, feature, functionality, content or the like that is made available by (***) to Travelport and that (***) permits to be provided to Orbitz for Business. Travelport will notify Subscriber upon receiving each Release from (***) and will, in the notice, estimate when Travelport will complete the work necessary to make the Release available to Orbitz for Business. For the avoidance of doubt, Travelport will continue to make available to Orbitz for Business in the Travelport GDS, the same (***) content and functionality that Travelport was making available to Orbitz for Business in the GDS immediately prior to the Amendment Effective Date, for use in the normal course by Orbitz for Business so long as such content and functionality are permitted by (***).

If, for any reason, Travelport is unable or believes that it may become unable, to make any of the above-mentioned fares, rates and products available in any Travelport GDS or the uAPI, it will notify Subscriber and describe, in reasonable detail, the affected fares, rates and/or products (or those which might be affected as the case may be) together with the expected duration of their lack of availability, and shall provide Subscriber with such other information as Subscriber may reasonably request. For the avoidance of doubt, nothing in this API Addendum is intended to avoid or limit in any way the exceptions in Section 5.C of the Agreement.

3.	Acknowledgment. The following is added to the API Addendum as a new paragraph:

“Subscriber acknowledges that (***) must approve requests for a corporate customer identification number and assign such number to the requesting party (e.g. an affiliate, corporate customer or channel partner) prior to such party accessing the (***) fares and products via the Travelport uAPI.”

4.	Amendment Controls. Except and only to the extent expressly modified by this Amendment, all other terms in the Agreement and API Addendum shall remain the same. As between this Amendment and the Agreement, and as between this Amendment and the API Addendum, the terms and conditions of this Amendment shall control.

5.	Attachment 1

Attachment 1 to the API Addendum is amended effective as of the Amendment Effective Date by adding the following to the end of Attachment 1:

Additional Authorized Application

The following additional application is added as an Authorized Application:

Licensed API: Universal API Web Site(s): Orbitz for Business

Application(s):	☒ business-to-business ☐ business-to-consumer ☐ business-to-tour/travel agency ☐ other:

Purpose of Application:	Use of Travelport’s uAPI by Orbitz for Business is solely for the (***) Use.

Fees	Subscriber will pay Travelport $(***) for each Segment booked on (***) by Orbitz for Business in accordance with and subject to the terms and conditions of the Fifth Amendment to the Agreement, effective as of November 5, 2009. For clarity, other than the foregoing and any fees set forth in the API Addendum or Agreement (such as any applicable Rapid Reprice fees), there are no additional fees payable to Travelport by Subscriber in connection with the (***) Use.

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized representatives.

Orbitz Worldwide LLC	Travelport, LP: By: Travelport Holdings, LLC, as General Partner

Signature:	/s/ Stephen C. Praven	Signature:	/s/ Paul Harvey
Print Name:	Stephen C. Praven	Print Name:	Paul Harvey
Title:	VP, Business Development	Title:	Head of Finance Americas
Date:	August 18, 2013	Date:	August 21, 2013

Travelport Global Distribution System, BV

Signature:	/s/ Marco van Ieperen
Print Name:	Marco van Ieperen
Title:	Director
Date:	August 28, 2013

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